Exhibit 99.2

Last Updated     5/9/2006

Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2006 and 2005

		3 Mo. Ended March
Line		2006	2005	Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$(6)	$27	$(33)
2	Pinnacle West Energy	—	(21)	21
3	APS Energy Services	1	(3)	4
4	SunCor	21	9	12
5	El Dorado	(1)	(1)	—
6	Parent Company	(3)	19	(22)

7	Income From Continuing Operations	12	30	(18)
8	Loss From Discontinued Operations — Net of Tax	—	(6)	6
9	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—

10	Net Income	$12	$24	$(12)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

11	Arizona Public Service	$(0.06)	$0.30	$(0.36)
12	Pinnacle West Energy	—	(0.23)	0.23
13	APS Energy Services	0.01	(0.04)	0.05
14	SunCor	0.21	0.09	0.12
15	El Dorado	(0.01)	(0.01)	—
16	Parent Company	(0.03)	0.21	(0.24)

17	Income From Continuing Operations	0.12	0.32	(0.20)
18	Income (Loss) From Discontinued Operations — Net of Tax	0.01	(0.05)	0.06
19	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—

20	Net Income	$0.13	$0.27	$(0.14)

21	BOOK VALUE PER SHARE	$32.37 *	$32.50	$(0.13)

	COMMON SHARES OUTSTANDING (Thousands)
22	Average — Diluted	99,449	92,045	7,404
23	End of Period	99,187	92,103	7,084

	* Estimate

See Glossary of Terms.	Page 2 of 31

Last Updated     5/9/2006

Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2006 and 2005

		3 Mo. Ended March
Line		2006	2005	Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$202	$190	$12
25	Business	233	209	24

26	Total retail	435	399	36
	Wholesale revenue on delivered electricity
27	Traditional contracts	6	3	3
28	Off-system sales	12	—	12
29	Transmission for others	6	7	(1)
30	Other miscellaneous services	7	7	—

31	Total regulated operating electricity revenues	466	416	50

	MARKETING AND TRADING SEGMENT
32	Electricity and other commodity sales	85	89	(4)

33	Total operating electric revenues	$551	$505	$46

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
34	Residential	2,419	2,367	52
35	Business	3,199	3,042	157

36	Total retail	5,618	5,409	209
	Wholesale electricity delivered
37	Traditional contracts	215	155	60
38	Off-system sales	936	—	936
39	Retail load hedge management	178	750	(572)

40	Total regulated electricity	6,947	6,314	633

	MARKETING AND TRADING SEGMENT
41	Wholesale sales of electricity	3,891	6,060	(2,169)

42	Total electric sales	10,838	12,374	(1,536)

See Glossary of Terms.	Page 3 of 31

Last Updated     5/9/2006

Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2006 and 2005

		3 Mo. Ended March
Line		2006	2005	Incr (Decr)
	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

43	Deferred fuel and purchased power regulatory asset — beginning balance	$173	$—	$173
44	Deferred fuel and purchased power costs — current period	13	—	13
45	Interest on deferred fuel	1	—	1
46	Amounts recovered through revenues	(18)	—	(18)

47	Deferred fuel and purchased power regulatory asset — ending balance	$169	$—	$169

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components

48	Electricity and other commodity sales, realized (a)	$11	$12	$(1)
49	Mark-to-market reversals on realized sales (b)	(1)	(3)	2
50	Change in mark-to-market value of forward sales	1	10	(9)

51	Total gross margin	$11	$19	$(8)

	By Pinnacle West Entity

52	Parent company marketing and trading division	$(2)	$21	$(23)
53	APS	10	(4)	14
54	Pinnacle West Energy	—	5	(5)
55	APS Energy Services	3	(3)	6

56	Total gross margin	$11	$19	$(8)

Future Marketing and Trading Mark-to-Market Realization
As of March 31, 2006, Pinnacle West had accumulated net mark-to-market gains of $45 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2006, $11 million; 2007, $21 million; and 2008, $13 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 48 and in line 49 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 48 are included in line 49. For example, line 49 shows that a prior-period mark-to-market gain of $1 million was transferred to “realized” for the first quarter of 2006. A $1 million realized gain is included in the $11 million on line 48 for the first quarter of 2006.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 31

Last Updated     5/9/2006

Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2006 and 2005

		3 Mo. Ended March
Line		2006	2005	Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
57	Residential	930,799	889,967	40,832
58	Business	113,570	109,795	3,775

59	Total	1,044,369	999,762	44,607
60	Wholesale customers	75	81	(6)

61	Total customers	1,044,444	999,843	44,601

62	Customer growth (% over prior year)	4.5%	4.0%	0.5%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

63	Residential	2,514	2,439	75
64	Business	3,252	3,058	194

65	Total	5,766	5,497	269

	RETAIL USAGE (KWh/Average Customer)

66	Residential	2,763	2,660	103
67	Business	30,444	27,706	2,738

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

68	Residential	2,700	2,741	(41)
69	Business	28,636	27,860	776

	ELECTRICITY DEMAND (MW)

70	System peak demand	4,205	3,997	208

See Glossary of Terms.	Page 5 of 31

Last Updated     5/9/2006

Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2006 and 2005

		3 Mo. Ended March
Line		2006	2005	Incr (Decr)
	ENERGY SOURCES (GWH)

	Generation production
71	Nuclear	1,720	2,247	(527)
72	Coal	3,083	2,940	143
73	Gas, oil and other	1,252	1,127	125

74	Total generation production	6,055	6,314	(259)

	Purchased power
75	Firm load	365	586	(221)
76	Marketing and trading	4,669	5,832	(1,163)

77	Total purchased power	5,034	6,418	(1,384)

78	Total energy sources	11,089	12,732	(1,643)

	POWER PLANT PERFORMANCE

	Capacity Factors
79	Nuclear	71%	94%	(23)%
80	Coal	83%	79%	4%
81	Gas, oil and other	20%	18%	2%
82	System average	49%	50%	(1)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
83	Nuclear	306	52	254
84	Coal	257	195	62
85	Gas	201	212	(11)

86	Total	764	459	305

(a)	Includes planned and unplanned outages

See Glossary of Terms.	Page 6 of 31

Last Updated     5/9/2006

Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2006 and 2005

		3 Mo. Ended March
Line		2006	2005	Incr (Decr)
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
87	Palo Verde	$53.78	$49.74	$4.04
88	SP15	$58.34	$55.70	$2.64
	Off-Peak
89	Palo Verde	$41.92	$37.04	$4.88
90	SP15	$44.79	$40.96	$3.83

	WEATHER INDICATORS

	Actual
91	Cooling degree-days	43	34	9
92	Heating degree-days	464	457	7
93	Average humidity	28%	56%	(28)%
	10-Year Averages
94	Cooling degree-days	99	99	—
95	Heating degree-days	514	514	—
96	Average humidity	41%	41%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
97	Single-family	5,376	6,470	(1,094)
98	Multi-family	2,448	1,049	1,399

99	Total	7,824	7,519	305

	Arizona Job Growth (c) (d)
100	Payroll job growth (% over prior year)	5.6%	4.8%	0.8%
	Unemployment rate
101	(%, seasonally adjusted)	4.6%	4.5%	0.1%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect latest available data through periods ended February 28, 2006.

See Glossary of Terms.	Page 7 of 31